SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ________________________________

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 12, 1995


                        ________________________________


                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)

              TEXAS                        0-8493              74-1051605
  (State or other jurisdiction        (Commission File      (I.R.S. Employer
of incorporation or organization)         Number)          Identification No.)


          2707 NORTH LOOP WEST
             HOUSTON, TEXAS                                         77008
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (713) 868-7700


Item 5.  Other Events.
_______  _____________

     On May 12, 1995, the Department of Air Force suspended Stewart & Stevenson Services, Inc. (the "Company") and Mr. Bob H. O'Neal, the President and a director of the Company, from contracting with agencies of the executive branch of the United States of America and from receiving direct or indirect benefit from federal assistance programs. The suspension is based upon an indictment returned May 3, 1995 alleging that the Company and Mr. O'Neal conspired to defraud the United States, devised a scheme to defraud the United States and submitted false statements to the United States in connection with a change order under a 1987 subcontract to supply diesel generator sets for installation in the Kingdom of Saudi Arabia.
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             STEWART & STEVENSON SERVICES, INC.

                                                      /s/ Bob H. O'Neal

Date:  May 22, 1995                          By: ______________________________
                                                        Bob H. O'Neal
                                                     President and Chief
                                                      Executive Officer